SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 8, 1999


                     INTERNATIONAL AIRLINE SUPPORT GROUP, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            ------------------------

                  (State or other jurisdiction of incorporation)


                                   0018352
                                ------------
                           (Commission File Number)


                                   59-2223025
                             ------------------------
                      (IRS Employer Identification Number)


            1954 Airport Road, Suite 200, Atlanta, Georgia         30341
         ---------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code:  (770) 455-7575





     Exhibit  Index  Located  on  Page:
     Total  Number  of  Pages:

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ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)     Financial  statements  of  businesses  acquired.

        None

(b)     Pro  forma  financial  information.

        None

(c)     Exhibits.

        23.1      Consent  of  Grant  Thornton  LLP


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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     INTERNATIONAL  AIRLINE  SUPPORT
     GROUP,  INC.


Date:         October  8,  1999               By:  /s/  James  M.  Isaacson
     --------------------------                  --------------------------
           James  M.  Isaacson
           Chief  Financial  Officer



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
                    Exhibit  23.1


                                AUDITOR'S CONSENT


We have issued our report dated July 20, 1999, accompanying the consolidated financial statements and schedule appearing in the Annual Report of International Airline Support Group, Inc. and Subsidiaries on Form 10-K for the year ended May 31, 1999. We hereby consent to the incorporation by reference of the aforementioned report in the Registration Statement of International Airline Support Group, Inc. and Subsidiaries on Form S-8 and to the use of our name as it appears under the caption "Experts."




/s/  Grant  Thornton  LLP

Fort  Lauderdale,  Florida
October  6,  1999